OPERATING LEASES	12 Months Ended
Dec. 31, 2013
Leases [Abstract]
OPERATING LEASES
9. OPERATING LEASES

Rental income

The minimum contractual future revenues to be received on time charters as of December 31, 2013, were as follows:

Year ending December 31, (in thousands of $)	Total
2014	351,888
2015	352,154
2016	340,567
2017	337,040
2018	212,290
2019 and later	789,524
Total	2,383,463	(1)
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(1) This includes revenues from Golar relating to the Option Agreement entered into in connection with the acquisition of the Golar Grand in November 2012. In the event the current charterer does not renew or extend its charter beyond 2015, we have the option to require Golar to charter the vessel through to October 2017.

Minimum lease revenues are calculated based on certain assumptions such as those relating to expected off-hire days and, for those days on-hire, estimates of the operating component of the charter rate (where applicable) which includes assumptions as to forecast foreign currency rates, changes in the specified consumer price index, amongst others. For those charters containing provisions for reimbursement for drydocking expenditure, these revenues have not been reflected in minimum lease revenues above.

PTNR has the right to purchase the NR Satu at any time after the first anniversary of the commencement date of its charter at a price that must be agreed upon between us and PTNR. We have assumed that this option will not be exercised. Accordingly, the minimum lease revenues set out above include revenues arising within the option period.

The cost and accumulated depreciation of vessels leased to third parties at December 31, 2013 and 2012 were $1,858.3 million and $1,555.7 million; and $449.0 million and $362.9 million, respectively. For arrangements where operating costs are borne by the charterer on a pass through basis, the pass through of operating costs are reflected in both revenue and expenses.